As filed with the U.S. Securities and Exchange Commission on November 3, 2017

Securities Act File No. 002-97596
Investment Company Act File No. 811-04297

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 153 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 154 ☒

VANECK FUNDS
(Exact Name of Registrant as Specified in Charter)

666 Third Avenue
New York, New York 10017
(Address of Principal Executive Offices)(Zip Code)

(212) 293-2000
Registrant’s Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Alison M. Fuller, Esq.
Stradley Ronon Stevens & Young LLP
1250 Connecticut Avenue, N.W.
Suite 500
Washington, D.C 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 6, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS November 6, 2017

VanEck® Funds

VanEck Morningstar Wide Moat Fund

Class I: MWMIX / Class Z: MWMZX

These securities have not been approved or disapproved either by the U.S. Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333 vaneck.com

VanEck Morningstar Wide Moat Fund (Class I, Z)

I.     Summary Information

Investment Objective

The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries which are not reflected in the expense example.

Shareholder Fees
(fees paid directly from your investment)

	Class I	Class Z

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class Z

Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses[1]	0.20%	0.20%
Total Annual Fund Operating Expenses	0.65%	0.65%
Fee Waivers and/or Expense Reimbursements [2]	-0.06%	-0.16%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.59%	0.49%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.59% for Class I and 0.49% for Class Z of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

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VANECK MORNINGSTAR WIDE MOAT FUND (CLASS I, Z) (continued)

	Share Status	1 Year	3 Years

Class I	Sold or Held	$60	$202
Class Z	Sold or Held	$50	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in securities that comprise the Index. The Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Index review. Out of the companies in the Morningstar US Market Index that Morningstar determines are wide moat companies, Morningstar selects companies to be included in the Index as determined by the ratio of Morningstar’s estimate of fair value of the issuer’s common stock to the price. Morningstar’s equity research fair value estimates are calculated using a standardized, proprietary valuation model. Wide moat companies may include medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. In seeking to achieve its investment objective, the Fund may also invest in VanEck Vectors Morningstar Wide Moat ETF (the “underlying fund”), an affiliated fund, which also seeks to replicate the price and yield performance of the Index, and such investment will count towards the Fund’s 80% investment policy. Additionally, the Fund may engage in active and frequent trading of its portfolio securities. A replication strategy is an indexing strategy that involves investing in the securities of the index in approximately the same proportions as the index.

As of June 30, 2017, the Index included 50 securities of companies with a market capitalization range of between approximately $2.21 billion to $532.18 billion and a weighted average market capitalization of $84.52 billion. These amounts are subject to change. The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of June 30, 2017, the Index was concentrated in the health care sector (i.e., 25% or more of the Index was invested in the health care sector) and each of consumer discretionary, industrials, information technology and financial services sectors represented a significant portion of the Index (i.e., 10% or more of the Index). A more detailed description of the Index is contained in Appendix A to the Prospectus.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

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Equity Securities. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide moat companies will have sustainable competitive advantages for any period of time. Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.

Index Tracking and Data Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology or the transmission of such information to the Adviser may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Investing in the Health Care Sector. To the extent that the Index continues to be concentrated in the health care sector (i.e., 25% or more of the Index), the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

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Investing in the Industrials Sector. To the extent that the industrial sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Investing in the Information Technology Sector. To the extent that the information technology sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Investing in the Underlying Fund. Through its investment in the underlying fund, the Fund is subject to the risks associated with the underlying fund’s investments, including the possibility that the value of the securities or other assets held by the underlying fund could decrease. These risks include any combination of the risks described in this Prospectus, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and the underlying fund’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses.

Market. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

New Fund Risk: The Fund is a newly organized series of the Trust and has a limited operating history. The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Index continues to be concentrated in the health care sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on this sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Operational. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Replication Management. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Performance

The Fund commenced operations on or about the date of this Prospectus. Accordingly, the Fund does not have a full calendar year of performance.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation

Portfolio Managers. Peter Liao has been Portfolio Manager of the Fund since inception and has been employed by the Adviser since 2004. Gregory F. Krenzer has been Deputy Portfolio Manager of the Fund since inception and a member of the investment team since 2010. Mr. Krenzer has also been an investment team member on various funds managed by the Adviser since 1994.

Purchase and Sale of Fund Shares

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion. Class Z shares have no initial and subsequent purchase minimums, although financial intermediaries may have their own minimums.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II.	Investment Objective, Strategies, Policies, Risks and Other Information

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1.	Investment Objective

The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index (the “Index”).

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.

2.	Additional Information about Principal Investment Strategies and Risks

CONCENTRATION

Definition	The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Index concentrates in a particular sector or sectors or industry or group of industries.
Risk	The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

CONSUMER DISCRETIONARY SECTOR

Definition	As of June 30, 2017, the consumer discretionary sector represented a significant portion of the Index (i.e., 10% or more of the Index).

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Risk	To the extent that the consumer discretionary sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

EQUITY SECURITIES

Definition	The value of the equity securities held by the Fund may be affected by multiple factors.
Risk

The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in the Fund’s index may cause the value of its securities to decline.

Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide moat companies will have sustainable competitive advantages for any period of time. Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

FINANCIAL SERVICES SECTOR

Definition	As of June 30, 2017, the financial services sector represented a significant portion of the Index (i.e., 10% or more of the Index).

Risk	To the extent that the financial services sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of each Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

HEALTH CARE SECTOR

Definition	As of June 30, 2017, the Index was concentrated in the health care sector (i.e., 25% or more of the Index was invested in the health care sector).

Risk	To the extent that the health care sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

HIGH PORTFOLIO TURNOVER

Definition	The Fund may engage in active and frequent trading of its portfolio securities.
Risk	High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

INDUSTRIALS SECTOR

Definition	As of June 30, 2017, the industrials sector represented a significant portion of the Index (i.e., 10% or more of the Index).

Risk	To the extent that the industrials sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new

8

product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

INFORMATION TECHNOLOGY SECTOR

Definition	As of June 30, 2017, the information technology sector represented a significant portion of the Index (i.e., 10% or more of the Index).

Risk	To the extent that the information technology sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

MARKET RISK

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk	The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.

MEDIUM-CAPITALIZATION COMPANIES

Definition	Companies with medium capitalizations. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.
Risk	Securities of medium-capitalization companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

NEW FUND

Definition	The Fund is a newly organized series of the Trust.
Risk

The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

NON-DIVERSIFICATION

Definition	A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer.
Risk	A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

OPERATIONAL RISK

Definition	An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations.
Risk	The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

REPLICATION MANAGEMENT RISK

Definition	Unlike many investment companies, the Fund is not “actively” managed.
Risk	Unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

TRACKING AND DATA ERROR

Definition	The Fund’s investment objective is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index.
Risk	The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV. Market disruptions and regulatory restrictions could have

10

an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index provider (“Morningstar”) or any agents that may act on their behalf will compile the Index accurately or transmit or communicate such information to the Adviser accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by Morningstar for a period of time or at all, particularly if the index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the Index provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to Morningstar’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from Morningstar’s or others’ errors will be borne by the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in stock exchanges on which such securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of its Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Fund’s Index may occur from time to time. Any such errors may not be identified or corrected by Morningstar for some period of time, which may have an adverse effect on the Fund and its shareholders.

UNDERLYING FUND INVESTMENTS

Definition	In seeking to achieve its investment objective, the Fund may invest in the underlying fund.
Risk

Through its investment in the underlying fund, the Fund is subject to the risks associated with the underlying fund’s investments, including the possibility that the value of the securities or other assets held by the underlying fund could decrease. These risks include any combination of the risks set forth in this Prospectus, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and the underlying fund’s asset allocation. Shares of the underlying fund may trade at prices that reflect a premium above or a discount below the investment company’s net asset value. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, the Fund will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses.

3.	Additional non-Principal Investment Strategies and risks

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ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Strategy	The Fund may invest in securities not included in its Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives. Depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”). The Fund does not employ a temporary defensive strategy, and does not invest as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Strategy	The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.

SECURITIES LENDING

Strategy	The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

RISK OF INVESTING IN DERIVATIVES

Definition	Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index.

Risk	Certain Funds’ use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may

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not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

LEVERAGE RISK

Definition	To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged.

Risk	Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

4.	Other Information and Policies

BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS

VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person. Nothing contained in the preceding sentence constitutes a waiver of any rights under the federal or state securities laws.

CHANGING THE FUND’S 80% POLICY

The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees (the “Board”) without a shareholder vote, as long as shareholders are given 60 days’ notice of the change.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Generally, this information is posted to the website on a daily basis. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

CYBER SECURITY

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III.     Other Additional Information

1.	Prior Performance of Similarly Managed Accounts

The Adviser also advises VanEck Vectors Morningstar Wide Moat ETF and the VanEck Vectors Morningstar US Wide Moat UCITS ETF, both of which have substantially similar investment objectives, policies, and investment strategies as the Fund (the “Accounts”). Any differences between the Accounts and the Fund’s investment objectives, policies and investment strategies are immaterial and would not have a material effect on the disclosed performance, and do not alter the conclusion that the Fund and the Accounts are substantially similar. The table sets forth historical performance information for a composite of the Accounts (the “Composite”).

The Composite data is provided to illustrate the past performance of the Accounts and does not represent the performance of the Fund. The Accounts that comprise the Composite are separate and distinct from the Fund; the Composite’s performance is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund. The Composite’s returns are calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the Accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation.

Investors should be aware that the Composite performance information shown below was calculated using the method outlined in the Global Investment Performance Standards (GIPS) which differs from the method mandated by the SEC for calculating the performance of registered investment companies. The Accounts that are included in the Composite may be subject to different expenses than the Fund and the UCITS is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had such Account been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws. The table below shows the annual total returns for the Composite and those of the S&P 500 Index, a broad measure of market performance. The returns set forth below may not be representative of the results that may be achieved by the Fund. Past performance is not indicative of future results.

Prior Performance of the Composite

Average Annual Returns (as of 6/30/2017)	1 Year	3 Years	Since inception (4/24/12)[1]

Composite (Net of fees)	22.72%	10.17%	14.86%
Composite (Gross of fees)	23.31%	10.71%	15.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.90%	9.61%	14.02%

1.	The inception date of the VanEck Vectors Morningstar Wide Moat ETF is April 24, 2012. The inception date of the VanEck Vectors Morningstar US Wide Moat UCITS ETF is October 16, 2015. Therefore, the performance of the Composite prior to October 16, 2015 reflects only the performance of the VanEck Vectors Morningstar Wide Moat ETF.

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IV.     Shareholder Information

1.	How to Buy, Sell, Exchange or Transfer Shares

The Fund offers Class I and Class Z shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class I shares directly through DST by mail or telephone, as stated below. For Class Z shares, shareholders must open accounts and transact business through a financial intermediary.

The Fund’s mailing address at DST is:

VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.

To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

<	Fund and account number.
<	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

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SHAREHOLDER INFORMATION (continued)

<	Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.
<	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

<	The redemption is for $50,000 or more.
<	The redemption amount is wired.
<	The redemption amount is paid to someone other than the registered owner.
<	The redemption amount is sent to an address other than the address of record.
<	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

<	The fund and account number to be exchanged out of.
<	The fund to be exchanged into.
<	Directions to exchange “all shares” or a specific number of shares or dollar amount.
<	Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption Liquidity

The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.

Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.

Redemption in Kind

The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.

Redemptions Initiated by the Fund

The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board of Trustees determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information—Redemptions Initiated by the Fund” in the SAI.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or

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exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.

The Fund may invest in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

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SHAREHOLDER INFORMATION (continued)

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

Class Z shares have no initial and subsequent purchase minimums, although financial intermediaries may impose their own minimums. To be eligible to purchase Class Z shares, you must also qualify as specified in “How to Choose a Class of Shares” below.

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $500,000 for Class I shares and $1,000 for Class Z shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to Class I accounts exempt from purchase minimums as described above.

HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at its NAV per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

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In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign equity securities in which the Fund may invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.

2.	How to Choose a Class of Shares

The Fund offers two classes of shares designed to provide you with different purchase options according to your investment needs. Different share classes may have different fees and expenses. Class I shares have no sales charge, no contingent deferred redemption charge (“CDRC”) and no 12b-1 fee and are offered to eligible investors primarily through financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Z shares have no sales charge, no CDRC and no 12b-1 fee, with no fees paid to financial intermediaries. Class Z shares are only offered through financial intermediaries that have entered into a Class Z Agreement with VanEck and that make Class Z shares available to their and/or their clients’ programs or plans (e.g., retirement plans). For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.

Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

<	CLASS I Shares are offered with no sales charge, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I Agreement with VanEck and makes Class I shares available to the client’s program or plan.

<	CLASS Z Shares are only offered through financial intermediaries that have entered into a Class Z Agreement with VanEck and that make Class Z shares available to their and/ or their clients’ programs or plans. Such financial intermediaries may trade and hold Class Z shares on behalf of other financial intermediaries (including third-party retirement plan recordkeepers). Financial intermediaries determine which of their and/or their clients’ programs or plans may use Class Z shares, and may establish certain minimum investment amounts and/or other criteria. Investors in plans or programs offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

20

SHAREHOLDER INFORMATION (continued)

3.	Sales Charges for Class I and Class Z Shares

No initial sales charge or CDRC for Class I or Class Z shares is imposed by the Fund. For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.

4.	Householding of Reports and Prospectuses

If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

21

5.	Retirement Plans

Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by VanEck:

Traditional IRA

Roth IRA

SEP IRA

6.	Federal Income Taxes

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS

22

SHAREHOLDER INFORMATION (continued)

website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.

To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.

BACKUP WITHHOLDING

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

STATE AND LOCAL TAXES

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on certain types of U.S. sourced income (e.g. , dividends, interest, and other types of passive income) and after January 1, 2019, will be required to withhold a 30% federal tax on proceeds from the sale or other disposition of property producing U.S. sourced income and certain capital gain dividends to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

7.	Dividends and Capital Gains Distributions

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains

VanEck Morningstar Wide Moat Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

23

SHAREHOLDER INFORMATION (continued)

8.	Management of the Fund and Service Providers

24

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2016, the Adviser’s assets under management were approximately $37.97 billion.

Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate equal to 0.45% of average daily net assets of the Fund. This includes the fee paid to the Adviser for accounting and administrative services.

The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.59% for Class I and 0.49% for Class Z of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an underlying investment company in which the Fund invests that is managed by the Adviser, as a result of the investment of the Fund’s assets in such investment company.

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s annual report to shareholders for the period ended December 31, 2017.

PORTFOLIO MANAGERS

Portfolio Managers.

Peter Liao, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.

Peter Liao. Mr. Liao is Portfolio Manager of the Fund. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser.

Gregory F. Krenzer, CFA. Mr. Krenzer is Deputy Portfolio Manager of the Fund. He has been employed by the Adviser since 1994 and has over 20 years of experience in the international and financial markets.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.

THE TRUST

For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

25

SHAREHOLDER INFORMATION (continued)

THE DISTRIBUTOR

Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services from shareholder services fees.

In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the NAV of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.

The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

26

V.	Financial Highlights

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

27

APPENDIX A

Appendix A: DESCRIPTION OF THE MORNINGSTAR® WIDE MOAT FOCUS INDEXSM

The Index is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Index review. Out of the companies in the Morningstar US Market Index that the Index Provider determines are wide moat companies, the Index Provider selects companies to be included in the Index as determined by the ratio of the Index Provider’s estimate of fair value of the issuer’s common stock to the price. The Index Provider’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.

A selection committee, comprising members of Morningstar’s equity research team, makes the final determination of whether a company is a wide moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by the Index Provider’s equity research team and agreed to by the selection committee, are wide moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into).

The Index Provider’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential Index constituents’ common stock. The Index Provider’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. The Index Provider’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments. A buffer rule is applied to the current Index constituents. Those that are ranked in the top 150% of stocks representing the lowest current market price/fair value price eligible for inclusion in the Index will remain in the Index at the time of reconstitution and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual sector in the Index is capped at 10% more than its corresponding weight in the Morningstar US Market Index at the time of reconstitution, or 40%, whichever is higher.

As of June 30, 2017, the Index included 50 securities of companies with a market capitalization range of between approximately $2.21 billion to $532.18 billion and a weighted average market capitalization of $84.52 billion. These amounts are subject to change. The Index employs a staggered rebalance methodology. The Index is divided into two equally-weighted sub-portfolios, and each is reconstituted and rebalanced semi-annually on alternating quarters. Each subportfolio will contain 40 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and December, and all adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the Tuesday immediately following. Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website at the end of each quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.

28

APPENDIX B

Appendix B: Licensing Agreement and Disclaimer

The Adviser has entered into a licensing agreement with Morningstar to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

VanEck Morningstar Wide Moat Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of VanEck Morningstar Wide Moat Fund or any member of the public regarding the advisability of investing in securities generally or in VanEck Morningstar Wide Moat Fund in particular or the ability of VanEck Morningstar Wide Moat Fund to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Wide Moat Index, which are determined, composed and calculated by Morningstar without regard to the Adviser or VanEck Morningstar Wide Moat Fund. Morningstar has no obligation to take the needs of the Adviser or the shareholders of VanEck Morningstar Wide Moat Fund into consideration in determining, composing or calculating the Wide Moat Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of VanEck Morningstar Wide Moat Fund or the timing of the issuance or sale of VanEck Morningstar Wide Moat Fund or in the determination or calculation of the equation by which VanEck Morningstar Wide Moat Fund are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of VanEck Morningstar Wide Moat Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF VANECK MONRINGSTAR WIDE MOAT FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

29

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.

Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

<	Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual report, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

<	Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

<	Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	MWMPRO

VANECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated November 6, 2017

VANECK MORNINGSTAR WIDE MOAT FUND
CLASS I: MWMIX / CLASS Z: MWMZX

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated November 6, 2017 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to VanEck Morningstar Wide Moat Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll-free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The Trust’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

i

STATEMENT OF ADDITIONAL INFORMATION
November 6, 2017

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds.

The Trust currently consists of nine separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Unconstrained Emerging Markets Bond Fund, each of which offers Class A, Class C, Class I and Class Y shares; CM Commodity Index Fund, Long/Short Equity Index Fund and VanEck NDR Managed Allocation Fund, each of which offers Class A, Class I and Class Y shares; The Fund, which offers Class I and Class Z shares; and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) which has registered Class A, Class I and Class Y shares, but has not commenced operations as of the date of this SAI. This SAI only pertains to the Fund. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Associates Corporation (the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES AND RISKS

Under normal conditions, the Fund invests at least 80% of its net assets in securities that comprise the Morningstar® Wide Moat Focus IndexSM (the “Index”). The Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Index review. Out of the companies in the Morningstar US Market Index that Morningstar determines are wide moat companies, Morningstar selects companies to be included in Index as determined by the ratio of Morningstar’s estimate of fair value of the issuer’s common stock to the price. Morningstar’s equity research fair value estimates are calculated using a standardized, proprietary valuation model. Wide moat companies may include medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. In seeking to achieve its investment objective, the Fund may also invest in VanEck Vectors Morningstar Wide Moat ETF (the “underlying fund”), an affiliated fund, which also seeks to replicate the price and yield performance of the Index, and such investment will count towards the Fund’s 80% investment policy.

The Fund, using a “passive” or indexing investment approach, attempts to replicate the price and yield performance of the Index by investing in a portfolio of securities that generally replicate the performance of the Index. The Fund may engage in active and frequent trading of portfolio securities.

BORROWING; LEVERAGE

Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

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CONCENTRATION

To the extent that the Index is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

CONVERTIBLE SECURITIES

The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

CURRENCY FORWARDS

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays

CYBER SECURITY

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value (“NAV”); violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

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EQUITY SECURITIES

The Fund may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio manager believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

ILLIQUID SECURITIES

The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities (the “15% Limit”). If the 15% Limit is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the 15% Limit.

INDEXED SECURITIES AND STRUCTURED NOTES

The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while

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others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated investment grade by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

Options Transactions. The Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts.

Purchasing Call and Put Options. The Fund may invest in premiums on call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

When the Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Writing Covered Call and Put Options. The Fund may write covered call options on portfolio securities. When the Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When the Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A

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closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Receipt of premiums from writing call and put options may provide the Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

Futures Contracts. The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

Futures contracts and options on futures contracts may be used to reduce the Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

The Fund may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that the Fund will be able to enter into a closing transaction.

When the Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

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Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Warrants and Subscription Rights. The Fund may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

Risks Associated With Commodity Futures Contracts. The Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a

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maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. The Fund may purchase and write options in any combination. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

PARTICIPATION NOTES

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of the Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The Fund may enter into repurchase and reverse repurchase agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt

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securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. In addition, reverse repurchase agreements may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.

SECURITIES LENDING

The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAPS

The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund may also enter into credit default swaps, index swaps and interest rate swaps. Credit default swaps may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection

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“seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Index swaps, also called total return swaps, involves the Fund entering into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest-rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in another currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Also, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.

U.S. GOVERNMENT AND RELATED OBLIGATIONS

U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. government. U.S. government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

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FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.	Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For purposes of Restriction 1, the 1940 Act generally permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

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For purposes of Restriction 4, “senior securities” are generally Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

For purposes of Restriction 7, investment companies are not considered to be part of an industry. In accordance with the Fund’s principal investment strategies as set forth in its Prospectus, the Fund may invest its assets in underlying investment companies. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.

The Fund may invest its remaining assets in securities not included in the Index, money market instruments or funds which reinvest exclusively in money market instruments, exchange traded products, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its respective Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

Disclosure to Investors: Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

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Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed.

There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Fund.”

Van Eck Associates Corporation, the Adviser, acts as investment manager to the Fund and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a

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private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The advisory fee paid pursuant to the Advisory Agreement is computed daily and paid monthly to the Adviser by the Fund at an annual rate equal to 0.45% of the Fund’s average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.59% for Class I and 0.49% for Class Z of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Investments in the securities of underlying funds could involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund. As a result, the Fund’s shareholders would indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an underlying fund managed by the Adviser, as a result of an investment of the Fund’s assets in such underlying fund.

The Advisory Agreement provides that it shall continue in effect for two years and then from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 666 Third Avenue, New York, New York 10017, a wholly owned subsidiary of the Adviser. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

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Because the Fund has not commenced operations, the Distributor has not retained any underwriting commissions on sales of shares of the Fund, after reallowances to dealers.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER SHARE OWNERSHIP

As of the date of this SAI, the Fund’s portfolio managers did not own any shares of the Fund.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by the Fund’s portfolio manager and deputy portfolio manager within each category of accounts, as of September 30, 2017.

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of September 30, 2017)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Peter Liao	Registered investment companies	41	$22,174.62 million	0	$0
	Other pooled investment vehicles	3	$199.97 million	0	$0
	Other accounts	0	$0	0	$0
Gregory Krenzer	Registered investment companies	1	$353.06 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
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PORTFOLIO TRANSACTIONS AND BROKERAGE

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Board also reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

TRUSTEES AND OFFICERS

LEADERSHIP STRUCTURE AND THE BOARD

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among

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themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2016. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the funds.

The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

RISK OVERSIGHT

The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and related risks in connection with its review of the Fund’s performance and its evaluation of the nature and quality of the services provided by the Adviser. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity

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and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

The Board recognizes that not all risks that may affect the Fund and the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Fund’s or the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund or Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.
Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
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TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	73	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	73	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	13	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.

(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
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Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as: Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry; Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing; a member of Deloitte LLP’s Audit Quality Advisory Council; chairman of the Advisory Committee of Legion Partners Asset Management, a registered investment advisor that provides investment management and consulting services to various institutional clients; and a member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne H. Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and previously served as a Public Member of the Investment Committee of the Maryland State Retirement System from 1991 to 2014. Mr. Shaner also has experience as an independent trustee of another mutual fund complex.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard D. Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has 20 years of experience as a member of the Board of the Trust.

Robert L. Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

The forgoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

COMMITTEE STRUCTURE

The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

Audit Committee. This Committee met four times during 2016. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit

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Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Governance Committee. This Committee met three times during 2016. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of funds on whose board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Mr. Stelzl serves as the Chairperson of the Governance Committee.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust, at 666 Third Avenue, 9th Floor, New York, NY 10017. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.
Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
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OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002 – 2010).
Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006 - 2014); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Irina Toyberman, 1973	Chief Compliance Officer	Since September 2017	Chief Compliance Officer of the Adviser, VESC and VEARA (since September 2017); Deputy Chief Compliance Officer and Director of Compliance of the Adviser, VESC and VEARA (March 2014 to September 2017); Vice President and Compliance Manager of Allianz Global Investors U.S. LLC (July 2006 to March 2014).
Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985 - October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.
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(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser or its affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2016)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2016)*
Jon Lukomnik	None	Over $100,000
Jane DiRenzo Pigott	None	Over $100,000
Wayne H. Shaner	None	$50,001 - $100,000
R. Alastair Short	None	$50,001 - $100,000
Richard D. Stamberger	None	Over $100,000
Robert L. Stelzl	None	Over $100,000

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of the date of this SAI, the Trustees and officers, as a group did not own any shares of the Fund.

As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2016 COMPENSATION TABLE

The Trustees are paid for services rendered to the Trust and VanEck VIP Trust (the “VanEck Trusts”), each a registered investment company managed by the Adviser or its affiliates, which are allocated to each series of the VanEck Trusts based on their average daily net assets. Effective January 1, 2013, each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for regular meetings of the Board and a per meeting fee of $5,000 for telephonic meetings. Effective January 1, 2015, the VanEck Trusts pay the Chairperson of the Board an annual retainer of $30,000, the Chairperson of the Audit Committee an annual retainer of $15,000 and the Chairperson of the Governance Committee an annual retainer of $15,000. The VanEck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2016. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	Wayne H. Shaner(3)	R. Alastair Short	Richard D. Stamberger(4)	Robert L. Stelzl(5)
Aggregate Compensation from the VanEck Trusts	$130,000	$145,000	$125,000	$140,000	$155,000	$125,000

Aggregate Deferred Compensation from the VanEck Trusts	$65,000	$0	$20,000	$0	$15,500	$62,500

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Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A

Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A

Total Compensation From the VanEck Trusts and the Fund Complex(6) Paid to Trustee	$130,000	$145,000	$125,000	$337,000	$330,867	$125,000

(1)	As of December 31, 2016, the value of Mr. Lukomnik’s account under the deferred compensation plan was $616,516.

(2)	As of December 31, 2016, the value of Ms. Pigott’s account under the deferred compensation plan was $493,240.

(3)	As of December 31, 2016, the value of Mr. Shaner’s account under the deferred compensation plan was $80,075.

(4)	As of December 31, 2016, the value of Mr. Stamberger’s account under the deferred compensation plan was $1,027,234.

(5)	As of December 31, 2016, the value of Mr. Stelzl’s account under the deferred compensation plan was $391,164.

(6)	The “Fund Complex” consists of the VanEck Trusts and VanEck Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

As of 30 days prior to the date of filing this SAI, no person owned directly or through one or more controlled companies 5% or more of the Fund or any class of the Fund’s outstanding shares.

POTENTIAL CONFLICTS OF INTEREST

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the

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Fund is available through the Fund’s website, at vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by the Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PURCHASE OF SHARES

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.

Certificates for shares of the Fund will not be issued.

The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

If you purchase shares through a financial intermediary, different purchase minimums than those set forth herein may apply. VanEck reserves the right to waive the investment minimums under certain circumstances.

VanEck reserves the right to allow a financial intermediary that has a Class I Agreement with VanEck to purchase shares for its own account and for its clients’ accounts in Class I shares of the Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

VALUATION OF SHARES

The NAV per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

Dividends paid by the Fund will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee will be borne exclusively by that Class. The Board has determined that currently no conflict of interest exists between the Class I and Class Z shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

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The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and approved by the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign equity securities in which the Fund may invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market. Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust that offer an Exchange Privilege for that class. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or UMB Bank n.a. (“UMB”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

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The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, UMB and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

CLASS CONVERSIONS

Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board.

AUTOMATIC EXCHANGE PLAN. Investors with accounts held directly at the Fund may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

AUTOMATIC INVESTMENT PLAN. Investors with accounts held directly at the Fund may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.

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An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

AUTOMATIC WITHDRAWAL PLAN. Investors with accounts held directly at the Fund may establish the Automatic Withdrawal Plan which is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

TAXES

The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code, including, without limitation, U.S. expatriates, brokers or dealers in securities, traders in securities that use the mark-to-market method

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of accounting, tax-exempt entities, Non-U.S. investors (except to the limited extent discussed below), regulated investment companies, REITs, grantor trusts, U.S. investors that have a functional currency other than the U.S. dollar, financial institutions, insurance companies, personal holding companies, or persons who acquire an interest in the Fund in connection with the performance of services. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the Internal Revenue Service (“IRS”) and judicial decisions in effect as of the date of this SAI. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701 (a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. The term “Non-U.S. investor” means any investor that is not a U.S. investor, and who, in addition, is not a partnership or other fiscally transparent entity. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

TAXATION OF THE FUND IN GENERAL

The Fund has elected and intends to operate in a manner that will permit it to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Code. To qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the above requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.

Distributions by the underlying fund, redemptions of shares in the underlying fund and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. If shares of the underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be

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considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

TAXATION OF THE FUND’S INVESTMENTS

Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Fund must include original issue discount in income regardless of whether it actually receives income, investment in original issue discount securities will make it more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax years to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary

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or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988 of the Code. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988 of the Code. In addition, in certain circumstances, the Fund may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 of the Code may also affect the timing of income recognized by the Fund. The Treasury Department is authorized to issue regulations excluding foreign currency gains that are not directly related to a regulated investment company’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) for purposes of the qualifying income test described above, and so the Fund may have to limit its investments in order to enable itself to satisfy this test.

TAXATION OF U.S. INVESTORS

Fund Distributions. Distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits, a portion of which may be qualified dividends eligible to be taxed at reduced rates as discussed below. Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a maximum 28% rate. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of shares.

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Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a tax liability without a corresponding receipt of cash and will also have a basis for federal income tax purposes in each share received from the Fund equal to such amount of cash.

Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

Qualified Dividend Income. A portion of the dividend income received by the Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Sales Load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Backup Withholding. The Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number

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(“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the IRS notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Medicare Tax. A U.S. person that is an individual is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which currently is between $125,000 and $250,000, depending on the individual’s circumstances). Estates and trusts that do not fall into a special class of trusts that is exempt from such tax are subject to the same 3.8% tax on the lesser of their undistributed net investment income and the excess of their adjusted gross income over a certain threshold. Net investment income generally includes dividends on our stock and gain from the sale of our stock. A prospective investor that is a U.S. individual, estate or trust is urged to consult a tax advisor regarding the applicability of this tax.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Securities lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. INVESTORS

The U.S. federal income tax treatment of a Non-U.S. investor investing in the Fund is complex and will vary depending upon the circumstances of the Non-U.S. investor and the activities of the Fund. Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Prospective Non-U.S. investors are urged to consult their tax advisors regarding the specific tax consequences applicable to them.

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FOREIGN ACCOUNT TAX COMPLIANCE ACT

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to impose a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFI’s”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFE’s”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFI’s, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFE’s will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PROCESSING AND SERVICE FEES

Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

REDEMPTIONS INITIATED BY THE FUND

The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For example, the Board may make such a determination if a shareholder’s residence in a particular foreign jurisdiction would cause the Fund to be subject to burdensome regulatory restrictions.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Board has the authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust currently consists of eight separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund, Low Volatility Enhanced Commodity Fund, Unconstrained Emerging Markets Bond Fund, CM Commodity Index Fund and the Fund. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds.

The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

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Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Board is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Board to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as transfer agent for the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for the Trust.

Counsel. Stradley Ronon Stevens and Young LLP, 2005 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations as of the date of this SAI and therefore does not have a financial history.

LICENSING AGREEMENT AND DISCLAIMER

The adviser has entered into a licensing agreement with Morningstar to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Fund to

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track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of Index, which are determined, composed and calculated by Morningstar without regard to the Adviser or the Fund. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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APPENDIX A

ADVISER’S PROXY VOTING POLICIES

VANECK PROXY VOTING POLICIES

VanEck (the “Adviser” or “VanEck”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other

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investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained.

The third party must agree in writing to provide a copy of the documents promptly upon request.

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3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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2017

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES

I

II

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2017 UNITED STATES POLICY GUIDELINES

DIRECTOR OVERBOARDING POLICY

The 2017 guidelines codify the policies outlined in last year’s update. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board duties at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We clarified how we approach corporate governance at newly-public entities. While we generally believe that such companies should be allowed adequate time to fully comply with marketplace listing requirements and meet basic governance standards, Glass Lewis will also review the terms of the company’s governing documents in order to determine whether shareholder rights are being severely restricted from the outset.

In cases where we believe the board has approved governing documents that significantly restrict the ability of shareholders to effect change, we will consider recommending that shareholders vote against the members of the governance committee or the directors that served at the time of the governing documents’ adoption, depending on the severity of the concern.

The new guidelines outline which specific areas of governance we review. These areas include anti-takeover mechanisms, supermajority vote requirements, and general shareholder rights such as the ability of shareholders to remove directors and call special meetings.

BOARD EVALUATION AND REFRESHMENT

We have clarified our approach to board evaluation, succession planning and refreshment. Generally speaking, Glass Lewis believes a robust board evaluation process — one focused on the assessment and alignment of director skills with company strategy — is more effective than solely relying on age or tenure limits.

I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 48 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 29 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2015, p.20.

shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee.

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.	All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

2.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the nominating committee chair (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

• We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

• Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.	Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD EVALUATION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including its diversity of skill sets, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

43 Spencer Stuart Board Index, 2013, p. 4

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

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Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

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The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2015, 86% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 71% in 2010.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they

45 Spencer Stuart Board Index, 2015, p. 12.

believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

•	The nature of the underlying issue;

•	The benefit to shareholders from implementation of the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability .... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting

46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not

48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the governance committee chair or bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

V.	Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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CGI Glass Lewis Pty Limited
Suite 5.03, Level 5
255 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND

Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899

GERMANY

IVOX Glass Lewis GmbH
Maximilianstr. 6
76133 Karlsruhe
Germany
Phone: +49 721-35 49 622
Fax: +49 721-35 49 621

2017

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

INTERNATIONAL

XLIV

I.	Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will recommend voting against the election of the unidentified directors. Further, when a board fails to meet legal requirements or the best practice standard prevalent in the market regarding board gender diversity and has not disclosed any cogent explanation or plan to do so, we will recommend voting against the nominating committee chair.

We support governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

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We also feel that the following conflicts of interest may hinder a director’s performance and therefore may recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, thereby preventing shareholders from voting on individual director since shareholder can only vote for or against the board as a whole. If there are significant concerns with one or more of the nominees or in markets where directors are not generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a committee of the board charged with risk oversight. In addition, companies should appoint a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and there is reasonable evidence that the company’s board-level risk committee lack of oversight resulted in or contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company is exposed to a significant level of financial risk but does not have (or fails to disclose the establishment of) an explicit board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards.

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II.	Financial Reporting

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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III.	Compensation

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG-TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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PERFORMANCE-BASED EQUITY COMPENSATION

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

We generally support the establishment of performance-based option requirements and do not believe such requirements limit the ability of companies to attract and retain executives.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

RETIREMENT BENEFITS FOR DIRECTORS

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV.	Governance Structure

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

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ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is less than issued ordinary share capital, unless a lower threshold is accepted best practice in a market. This authority should not exceed five years.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for best practice in some countries.

Where a proposed share issue exceeds these thresholds, the company should provide a compelling justification for the additional amounts requested.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V.	Environmental and Social Risk

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted proposal if we believe supporting the proposal will promote disclosure of and/ or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases). Further, we may also recommend shareholders vote against directors for lapses in environmental and social risk management at companies.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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SAN FRANCISCO
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK
Glass, Lewis & Co., LLC
44 Wall Street
Suite 2001
New York, NY 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA
CGI Glass Lewis Pty Limited
Suite 5.03, Level 5
255 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899

GERMANY
IVOX Glass Lewis GmbH
Maximilianstr. 6
76133 Karlsruhe
Germany
Phone: +49 721-35 49 622
Fax: +49 721-35 49 621

VANECK FUNDS

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	(1) Amended and Restated Master Trust Agreement.(1)

(2) Amendment No. 1 to Amended and Restated Master Trust Agreement.(1)

(3) Amendment No. 2 to Amended and Restated Master Trust Agreement.(1)

(4) Amendment No. 3 to Amended and Restated Master Trust Agreement.(1)

(5) Amendment No. 4 to Amended and Restated Master Trust Agreement.(1)

(6) Amendment No. 5 to Amended and Restated Master Trust Agreement.(1)

(7) Amendment No. 6 to Amended and Restated Master Trust Agreement.(1)

(8) Amendment No. 7 to Amended and Restated Master Trust Agreement.(1)

(9) Amendment No. 8 to Amended and Restated Master Trust Agreement.(1)

(10) Amendment No. 9 to Amended and Restated Master Trust Agreement.(1)

(11) Amendment No. 10 to Amended and Restated Master Trust Agreement.(3)

(12) Amendment No. 11 to Amended and Restated Master Trust Agreement.(3)

(13) Amendment No. 12 to Amended and Restated Master Trust Agreement.(3)

(14) Amendment No. 13 to Amended and Restated Master Trust Agreement.(2)

(15) Amendment No. 15 to Amended and Restated Master Trust Agreement.(3)

(16) Amendment No. 16 to Amended and Restated Master Trust Agreement.(3)

(17) Amendment No. 17 to Amended and Restated Master Trust Agreement.(3)

(18) Amendment No. 18 to Amended and Restated Master Trust Agreement.(3)

(19) Amendment No. 19 to Amended and Restated Master Trust Agreement.(3)

(20) Amendment No. 20 to Amended and Restated Master Trust Agreement.(5)

(21) Amendment No. 21 to Amended and Restated Master Trust Agreement.(5)

(22) Amendment No. 22 to Amended and Restated Master Trust Agreement.(7)

(23) Amendment No. 23 to Amended and Restated Master Trust Agreement.(7)

(24) Amendment No. 24 to Amended and Restated Master Trust Agreement.(8)

(25) Amendment No. 25 to Amended and Restated Master Trust Agreement.(8)

(26) Amendment No. 26 to Amended and Restated Master Trust Agreement.(9)

2

(27) Amendment No. 27 to Amended and Restated Master Trust Agreement.(10)

(28) Amendment No. 28 to Amended and Restated Master Trust Agreement.(13)

(29) Amendment No. 29 to Amended and Restated Master Trust Agreement.(15)

(30) Amendment No. 30 to Amended and Restated Master Trust Agreement. (17)

(31) Amendment No. 31 to Amended and Restated Master Trust Agreement, filed herewith.

(32) Amendment No. 32 to Amended and Restated Master Trust Agreement, filed herewith.

(b)	Amended and Restated By-Laws of Registrant.(17)

(c)	Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant’s Amended and Restated By-Laws, both of which are incorporated by reference above.

(d)	(1)	Advisory Agreement.(1)

	(2)	Advisory Agreement with respect to Global Hard Assets Fund.(1)

	(3)	Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund).(4)

	(4)	(i) Investment Advisory Agreement with respect to Unconstrained Emerging Markets Bond Fund and Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund), VanEck NDR Managed Allocation Fund and VanEck Morningstar Wide Moat Fund.(9)

(ii) Revised Exhibit A, effective as of November 6, 2017, to the Investment Advisory Agreement, filed herewith.

	(5)	(i) Investment Advisory Agreement with respect to CM Commodity Index Fund.(12)

(ii) Revised Appendix A, effective as of May 1, 2014, to the Investment Advisory Agreement.(14)

(iii) Appendix B, effective as of May 1, 2014, to the Investment Advisory Agreement.(14)

(e)	(1)	Distribution Agreement.(1)

	(2)	Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement.(1)

	(3)	Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement.(1)

	(4)	Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement.(4)

	(5)	Letter Agreement adding CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) to Distribution Agreement.(9)

	(6)	Letter Agreement adding Unconstrained Emerging Markets Bond Fund to Distribution Agreement.(10)

	(7)	Letter Agreement adding Class A shares of Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund) to Distribution Agreement.(13)

	(8)	Letter Agreement adding Class A and Class I shares of VanEck NDR Managed Allocation Fund to Distribution Agreement.(18)

	(9)	Letter Agreement adding VanEck Morningstar Wide Moat Fund to Distribution Agreement, filed herewith.

(f)	(1)	Simplified Employee Plan.(1)

	(2)	Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the VanEck Funds.(1)
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(g)	Custodian Agreement.(2)

(h)	(1)	Accounting and Administrative Services Agreement.(1)

	(2)	Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement.(1)

	(3)	Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley.(1)

	(4)	Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement.(4)

	(5)	Data Access Service Agreement.(4)

	(6)	Transfer Agency Agreement.(4)

	(7)	Form of Trustee Indemnification Agreement.(6)

	(8)	Form of Participation Agreement with Unaffiliated Fund Complexes.(7)

(i)	(1)	Opinion and Consent of Counsel.(1)

	(2)	Opinion and Consent of Counsel with respect to the addition of Class I of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.(5)

	(3)	Opinion and Consent of Counsel with respect to the addition of Class Y of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.(8)

	(4)	Opinion and Consent of Counsel with respect to CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund).(9)

	(5)	Opinion and Consent of Counsel with respect to Unconstrained Emerging Markets Bond Fund.(11)

	(6)	Opinion and Consent of Counsel with respect to Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund).(13)

	(7)	Opinion and Consent of Counsel with respect to VanEck NDR Managed Allocation Fund.(18)

	(8)	Opinion and Consent of Counsel with respect to VanEck Morningstar Wide Moat Fund, filed herewith.

(j)	(3)	Powers of Attorney.(14)

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(9)

	(2)	Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(13)

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, filed herewith.

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant.(19)

	(2)	Code of Ethics of Registrant’s Investment Advisers and its Principal Underwriter.(16)

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(1)	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(3)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 30, 2004.

(4)	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed February 25, 2005.

(5)	Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 1, 2006.

(6)	Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2007.

(7)	Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 3, 2009.

(8)	Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2010.

(9)	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed November 22, 2010.

(10)	Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 27, 2012.

(11)	Incorporated by reference to Post-Effective Amendment No. 112 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed June 27, 2012.

(12)	Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 19, 2013.

(13)	Incorporated by reference to Post-Effective Amendment No. 118 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed December 6, 2013.

(14)	Incorporated by reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2014.

(15)	Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed September 12, 2014.

(16)	Incorporated by reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed February 19, 2016.

(17)	Incorporated by reference to Post-Effective Amendment No. 131 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 25, 2016.

(18)	Incorporated by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 10, 2016.

(19)	Incorporated by reference to Post-Effective Amendment No. 150 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed August 21, 2017.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 30.	INDEMNIFICATION.
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Reference is made to the Amended and Restated Master Trust Agreement of the Registrant, as amended, each Advisory Agreement, each Sub-Advisory Agreement (if any), the Distribution Agreement, the Custodian Agreement, and the Data Access Agreement.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Amended and Restated Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Amended and Restated Master Trust Agreement, by clarifying the scope of certain terms of the Amended and Restated Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Van Eck Associates Corporation and, solely for the CM Commodity Index Fund, Van Eck Absolute Return Advisers Corporation (the “Van Eck Advisers”) are registered investment advisers and provide investment advisory services to the Registrant. Descriptions of the Van Eck Advisers, as applicable, under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the Van Eck Advisers and their officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in their Form ADVs filed with the SEC (File No. 801-21340 for Van Eck Associates Corporation and File No. 801-65186 for Van Eck Absolute Return Advisers Corporation), all of which are incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of VanEck VIP Trust and VanEck Vectors ETF Trust.

(b)	The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation as of September 20, 2017. The principal business address for each director and officer of Van Eck Securities Corporation is 666 Third Avenue, 9th Floor, New York, New York 10017.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Matthew A. Babinsky	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
William A. Best, III	Senior Vice President	N/A
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Kristen Capuano	Vice President	N/A
Catherine Cardaci	Senior Vice President	N/A
John J. Crimmins	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer
Susan C. Lashley	Vice President	Vice President
Patrick Lulley	Vice President	N/A
Susan Marino	Senior Vice President	N/A
Laura Martinez	Vice President, Associate General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Bryan S. Paisley	Assistant Vice President	N/A
Lee Rappaport	Vice President, Controller and Financial and Operations Principal	N/A
Jonathan R. Simon	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Bruce J. Smith	Director, Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President
Irina Toyberman	Chief Compliance Officer	Chief Compliance Officer
Jan F. van Eck	Director and President	Chief Executive Officer and President
John Wolfe	Vice President and Chief Administrative Officer	N/A

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

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Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

All other records are maintained at the offices of the Registrant at 666 Third Avenue, 9th Floor, New York, New York 10017.

ITEM 34.	MANAGEMENT SERVICES.

None

ITEM 35.	UNDERTAKINGS.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Secutities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of November, 2017.

VANECK FUNDS

By:	/s/ Jonathan R. Simon
Name:	Jonathan R. Simon
Title:	Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Jan F. van Eck* Jan F. van Eck	Chief Executive Officer and President	November 3, 2017
/s/ John J. Crimmins* John J. Crimmins	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	November 3, 2017
/s/ Jane DiRenzo Pigott* Jane DiRenzo Pigott	Trustee	November 3, 2017
/s/ Jon Lukomnik* Jon Lukomnik	Trustee	November 3, 2017
/s/ Wayne H. Shaner* Wayne H. Shaner	Trustee	November 3, 2017
/s/ R. Alastair Short* R. Alastair Short	Trustee	November 3, 2017
/s/ Richard D. Stamberger* Richard D. Stamberger	Trustee	November 3, 2017
/s/ Robert L. Stelzl* Robert L. Stelzl	Trustee	November 3, 2017

*BY:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
November 3, 2017
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EXHIBIT INDEX

(a)(31)	Amendment No. 31 to Amended and Restated Master Trust Agreement

(a)(32)	Amendment No. 32 to Amended and Restated Master Trust Agreement

(d)(4)(ii)	Revised Exhibit A, effective as of November 3, 2017, to the Investment Advisory Agreement

(e)(9)	Letter Agreement adding VanEck Morningstar Wide Moat Fund to Distribution Agreement

(i)(8)	Opinion and Consent of Counsel with respect to VanEck Morningstar Wide Moat Fund

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3
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